Samuel E. Whitley
Partner, Corporate and Securities Law
(Direct) 281.206.0433
swhitley@whitley–llp.com

September 15, 2020

Attn.: Mr. Ronald Alper

United States Securities and Exchange Commission

Division of Corporation Finance

Washington, D.C. 20549

Re: The Emancipation Fund Initiative LLC

Draft Offering Statement on Form 1-A

Filed July 24, 2020

File No. 367-00255

Dear Mr. Alper:

Our Firm represents The Emancipation Fund Initiative LLC (the “Company”) with respect to its Draft Offering Statement on Form 1-A (the “DOS”) filed with the Securities and Exchange Commission (the “Commission”) on July 24, 2020. We are in receipt of the comment letter received from the Staff of the Division of Corporation Finance (the “Staff”) with respect to the DOS.

The Company is concurrently filing via EDGAR an amended DOS.

This correspondence is to respond to the items set forth in the Staff’s comment letter. The Staff’s comments are set forth in italics, and our response is set forth immediately below each item. Capitalized terms not defined herein have the meanings ascribed to them in the DOS.

1.	We note the automatic renewal feature of the bonds. Please advise us if the renewals are factored into the offering price limit of Rule 251(a)(2). In this regard, if you intend to rely on an exemption from registration for the automatic renewals, please provide a detailed analysis as to the availability of the exemption.

Response: The renewal of the Notes is included in the total offering amount. As a result, the Company has increased the total offering amount to $36,000,000.

2.	We note your managing member, Brittney Rogers, is affiliated with K2K Investments, LLC, through which she has completed and sold multiple new construction projects as investments, and The Emancipation Fund, LLC. Please provide prior performance for programs sponsored by your managing member and any affiliates, as required by Section 8 of Industry Guide 5. Please also expand the conflicts of interest disclosure to provide the disclosure required by Section 5 of Industry Guide 5. See Item 7(c) of Part II of Form 1-A for the applicability of Guide 5 to Form 1-A.

Response: K2K Investments, LLC (“K2K”) is a company owned by Ms. Rogers’ husband. K2K did not raise funds from outside investors and did not complete or sell new construction projects as investments for investors. As a result, K2K did not sponsor a “program” within the definition of Section 8 of Industry Guide 5.

With respect to The Emancipation Fund LLC, prior performance information has been added starting on page 40 of the DOS.

Regarding expanded conflict of interest disclosure, we believe that the current disclosure on page 9 of the DOS under the heading “Risks Related to Conflicts of Interest”, on page 31 of the DOS under the heading “Interest of Management and Others in Certain Transactions”, and on page 32 of the DOS under the heading “Conflicts of Interest” satisfy the requirements of Section 5 of Industry Guide 5, since no other conflicts of interest exist. In addition, we believe that the organization chart referred to in Section 5.B. of Industry Guide 5 is unnecessary, since the relationships are not so complex as to require graphic display in order to assist investors in understanding such relationships.

3.	We note section 6 of the subscription agreement sets forth the exclusive forum for any disputes arising under this agreement. Please provide clear disclosure in the offering circular. Please clearly disclose whether this provision applies to actions arising under the Securities Act or Exchange Act. If so, please also state that there is uncertainty as to whether a court would enforce such provision. If the provision applies to Securities Act claims, please also state that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. We also note the waiver of a jury trial in the promissory note. Please provide clear disclosure in the offering circular. Lastly, we note the disclosure on page 10 that the prevailing party is entitled to recover attorney's fees and court costs. Please discuss the types of actions subject to fee-shifting, including whether the company intends to apply the provision to claims under the federal securities laws, the level of recovery required by the plaintiff to avoid payment, and who is subject to the provision (e.g., former and current shareholders, legal counsel, expert witnesses) and who would be allowed to recover (e.g., company, directors, officers, affiliates).

Response: Section 6 of the Subscription Agreement has been deleted. A revised Subscription Agreement is being filed with the amended DOS.

Disclosure regarding the fee-shifting provision and waiver of jury trial provision in the Note has been added to page 30 of the DOS.

4.	Please disclose the duration of the offering. See Item 1(e) of Part II of Form 1-A and Rule 251(d)(3)(F) of Regulation A. Please also disclose the company's phone number, as required by Item 1(b) of Part II. In addition, please disclose the interest rate of the notes and clarify when interest will be paid. Lastly, please briefly identify the material risks involved in the purchase of your notes, as required by Section 1.D of Guide 5.

Response: The cover page of the DOS has been revised to reflect a termination date of three (3) years from the date of qualification of the offering.

The Company’s telephone number has been added to the cover page of the DOS.

The cover page of the DOS has been revised to reflect the interest rate and when interest will be paid, as well as the renewal feature of the Notes.

The cover page of the DOS has been revised to identify the materials risks involved in the purchase of the Notes.

5.	Given the lack of operations to date, please disclose the basis for determining that the company will be able to pay the interest rate on the notes at 20%.

Response: Page 16 of the DOS under the heading “Business Plan” has been revised to set forth the information underlying the Company’s belief that it will be able to pay the interest on the Notes.

6.	Please identify your principal executive officer, principal financial officer and principal accounting officer. See Instructions to Signatures of Form 1-A.

Response: The signature page of the DOS has been revised to identify Ms. Rogers as the principal executive officer, principal financial officer and principal accounting officer.

We hope that this information is responsive to the Staff’s comments, and we look forward to the Commission qualifying the Company’s DOS as soon as possible.

Thank you.

Very truly yours,

Whitley LLP Attorneys at Law

By: /s/ Samuel E. Whitley________________

Samuel E. Whitley

Partner, Corporate and Securities Law